UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET FUNDS, INC.

WESTERN ASSET GLOBAL MUTI-SECTOR FUND

FORM N-Q

SEPTEMBER 30, 2013

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 55.5%
CONSUMER DISCRETIONARY - 6.4%
Auto Components - 0.6%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	20,000		$22,300
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	10,000		10,300
Continental Rubber of America Corp., Senior Secured Notes	4.500%	9/15/19	150,000		156,450	(a)
Cooper-Standard Automotive Inc., Senior Notes	8.500%	5/1/18	50,000		53,250

Total Auto Components					242,300

Automobiles - 1.0%
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	100,000		124,361
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		277,907

Total Automobiles					402,268

Hotels, Restaurants & Leisure - 0.9%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	100,000		99,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	50,000		50,750
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	40,000		36,800
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	40,905		42,951	(a)(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	40,000		40,100	(a)
Marstons Issuer PLC, Secured Bonds	5.177%	7/15/32	50,000	GBP	82,366	(c)

Total Hotels, Restaurants & Leisure					351,967

Media - 3.6%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		105,875
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	137,991	(a)
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		56,609
DISH DBS Corp., Senior Notes	6.750%	6/1/21	110,000		115,637
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	20,000		19,850	(a)
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	100,000		107,897
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	200,000		195,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	80,000		84,400	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	110,000		106,807	(a)
Ono Finance II PLC, Senior Notes	11.125%	7/15/19	100,000	EUR	145,431	(a)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		47,219
Time Warner Inc., Senior Notes	4.000%	1/15/22	20,000		20,214
Univision Communications Inc., Senior Notes	8.500%	5/15/21	100,000		109,500	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	60,000		65,625	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		159,000	(a)

Total Media					1,477,055

Specialty Retail - 0.3%
CST Brands Inc., Senior Notes	5.000%	5/1/23	10,000		9,425	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	100,000		97,750

Total Specialty Retail					107,175

TOTAL CONSUMER DISCRETIONARY					2,580,765

CONSUMER STAPLES - 1.2%
Beverages - 0.8%
Diageo Capital PLC, Senior Notes	2.625%	4/29/23	150,000		138,161
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	20,000		19,075	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	150,000		153,995	(a)

Total Beverages					311,231

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Food & Staples Retailing - 0.2%
Wal-Mart Stores Inc., Senior Notes	4.000%	4/11/43	100,000		$89,149

Food Products - 0.1%
Ahold Finance USA LLC, Senior Notes	6.500%	3/14/17	21,000	GBP	38,845

Personal Products - 0.0%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	10,000		9,075	(a)

Tobacco - 0.1%
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		53,046

TOTAL CONSUMER STAPLES					501,346

ENERGY - 13.6%
Energy Equipment & Services - 1.6%
CGG, Senior Notes	9.500%	5/15/16	192,000		201,840
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	20,000		21,200	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	30,000		30,000	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000		99,000
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	50,000		48,750	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	50,000		53,500
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	200,000		190,500	(a)

Total Energy Equipment & Services					644,790

Oil, Gas & Consumable Fuels - 12.0%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	70,000		71,925
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	200,000		198,000	(a)
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	50,000		62,332
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000		193,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	40,000		36,150	(a)
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000		110,250
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	20,000		21,600
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	40,000		40,100
Concho Resources Inc., Senior Notes	5.500%	4/1/23	30,000		29,625
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	100,000		107,250
Continental Resources Inc., Senior Notes	4.500%	4/15/23	50,000		49,063
Denbury Resources Inc., Senior Subordinated Notes	4.625%	7/15/23	150,000		137,250
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000		51,112
Ecopetrol SA, Senior Notes	5.875%	9/18/23	46,000		47,840
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	200,000		191,000	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	80,000		89,000	(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	80,000		76,200
Gazprom OAO Via Gaz Capital SA, Senior Notes	4.950%	7/19/22	200,000		193,250	(a)
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	30,000		31,275	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	50,000		54,625
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	20,000		19,500	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	200,000		216,000	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	40,000		41,400	(a)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	20,000		19,900	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	20,000		20,200	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	42,000		42,000	(a)
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	100,000		111,750
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	100,000		98,500
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	220,000		232,349
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	10,000		9,823
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	200,000		193,404
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	440,000		398,640	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	30,000		31,091
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	50,000		45,392

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Oil, Gas & Consumable Fuels - continued
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	100,000		$128,250	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		110,498
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	200,000		181,000	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	190,000		181,450
QEP Resources Inc., Senior Notes	5.250%	5/1/23	30,000		27,975
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	30,000		28,425	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	120,000		116,100
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	10,000		10,500
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	150,000		157,500
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	110,000		126,775	(a)
Rosneft Oil Co. via Rosneft International Finance Ltd., Senior Bonds	3.149%	3/6/17	200,000		200,000	(a)
Samson Investment Co., Senior Notes	10.250%	2/15/20	50,000		53,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	40,000		39,000	(a)
Southern Gas Networks PLC, Senior Notes	4.875%	12/21/20	80,000	GBP	143,729
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	40,000		36,200	(a)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.875%	10/1/20	60,000		59,850

Total Oil, Gas & Consumable Fuels					4,871,798

TOTAL ENERGY					5,516,588

FINANCIALS - 9.2%
Capital Markets - 1.2%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	150,000		143,439
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	50,000	EUR	72,064
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	105,685	(a)
Thames Water Kemble Finance PLC, Senior Secured Notes	7.750%	4/1/19	100,000	GBP	175,610	(a)

Total Capital Markets					496,798

Commercial Banks - 2.7%
Abbey National Treasury Services PLC, Senior Secured Notes	5.125%	4/14/21	100,000	GBP	185,067	(a)
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	160,000	EUR	240,069	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	200,000		207,000
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	100,000	EUR	136,300	(c)(d)
Lloyds Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	153,554	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	11/15/13	100,000		90,500	(c)(d)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	100,000		93,596

Total Commercial Banks					1,106,086

Consumer Finance - 1.1%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	90,000		94,452
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		230,000
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	10,000		9,137	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	100,000		108,000
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	10,000		10,450	(a)

Total Consumer Finance					452,039

Diversified Financial Services - 3.6%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	180,000		157,500	(c)(d)
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		107,403
Bank of America Corp., Senior Notes	3.300%	1/11/23	100,000		93,676
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	120,000		104,400	(c)(d)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	200,000		180,480

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Diversified Financial Services - continued
Denali Borrower LLC/Denali Finance Corp., Senior Secured Notes	5.625%	10/15/20	20,000		$19,425	(a)
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	100,000		122,555
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	20,000		22,075
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	100,000		115,750
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		104,847
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	150,000		156,465
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	130,000		117,892
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	130,000		135,525

Total Diversified Financial Services					1,437,993

Insurance - 0.5%
ELM BV, Subordinated Notes	5.252%	5/25/16	100,000	EUR	139,006	(a)(c)(d)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	74,538	(c)

Total Insurance					213,544

Real Estate Management & Development - 0.1%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	30,000		29,978	(a)

TOTAL FINANCIALS					3,736,438

HEALTH CARE - 3.2%
Biotechnology - 0.2%
Amgen Inc., Senior Notes	3.875%	11/15/21	75,000		76,005

Health Care Equipment & Supplies - 0.3%
Baxter International Inc., Senior Notes	4.500%	6/15/43	80,000		78,555
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	30,000		26,850

Total Health Care Equipment & Supplies					105,405

Health Care Providers & Services - 2.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	26,000		31,330
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	20,000		21,500
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		216,750
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	150,000		155,625
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	100,000		109,250
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	20,000		20,875	(a)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	10,000		10,225	(a)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	100,000	EUR	140,358	(a)
Voyage Care Bondco PLC, Senior Secured Notes	6.500%	8/1/18	100,000	GBP	160,271	(a)

Total Health Care Providers & Services					866,184

Pharmaceuticals - 0.6%
AbbVie Inc., Senior Notes	2.900%	11/6/22	100,000		93,521
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	100,000	EUR	152,196	(a)

Total Pharmaceuticals					245,717

TOTAL HEALTH CARE					1,293,311

INDUSTRIALS - 4.6%
Aerospace & Defense - 0.1%
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	30,000		29,925	(a)

Airlines - 0.1%
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	60,000		61,800	(a)

Building Products - 1.1%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	200,000		188,000	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000		102,500	(a)
Spie BondCo 3 SCA, Senior Notes	11.000%	8/15/19	100,000	EUR	152,534	(a)

Total Building Products					443,034

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Commercial Services & Supplies - 0.1%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	50,000		$46,625	(a)

Construction & Engineering - 1.0%
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	240,000		208,200	(a)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.750%	10/1/22	200,000		205,000	(a)

Total Construction & Engineering					413,200

Electrical Equipment - 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	100,000		93,189	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	20,000		20,300	(a)

Total Electrical Equipment					113,489

Machinery - 0.4%
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	100,000	EUR	145,770	(a)

Road & Rail - 0.4%
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	139,011	(a)
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	18,000		20,340
Kansas City Southern de Mexico SA de CV, Senior Notes	3.000%	5/15/23	20,000		18,389	(a)

Total Road & Rail					177,740

Trading Companies & Distributors - 0.5%
Rexel SA, Senior Notes	5.250%	6/15/20	200,000		195,000	(a)

Transportation - 0.1%
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	30,000		29,700	(a)

Transportation Infrastructure - 0.5%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	200,000		194,000	(a)

TOTAL INDUSTRIALS					1,850,283

INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	90,000		98,437

Semiconductors & Semiconductor Equipment - 0.1%
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	20,000		19,750	(a)

Software - 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	20,000		20,025	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	10,000		10,050	(a)

Total Software					30,075

TOTAL INFORMATION TECHNOLOGY					148,262

MATERIALS - 9.3%
Chemicals - 1.1%
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	200,000		211,000	(a)
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	60,629	EUR	82,842	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	100,000	EUR	156,593	(a)

Total Chemicals					450,435

Construction Materials - 1.0%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	200,000		215,500	(a)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	200,000		197,000	(a)

Total Construction Materials					412,500

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Containers & Packaging - 0.8%
Ardagh Glass Finance PLC, Senior Bonds	7.125%	6/15/17	70,000	EUR	$94,984	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	100,000		105,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	10,000		10,037
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000		95,250	(a)

Total Containers & Packaging					305,271

Metals & Mining - 5.2%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	80,000		82,200
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	60,000		60,257
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	30,000		30,300	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		99,750	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		119,075	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	200,000		184,376	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	100,000		102,250	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	200,000		213,000	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	50,000		19,500	(a)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	40,000		41,400
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	200,000		174,000	(a)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	100,000	EUR	141,711	(a)(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	120,000		116,796
Southern Copper Corp., Senior Notes	5.250%	11/8/42	70,000		56,454
Vale Overseas Ltd., Notes	6.875%	11/21/36	110,000		111,561
Vale SA, Senior Notes	5.625%	9/11/42	280,000		244,231
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	300,000		329,250	(a)

Total Metals & Mining					2,126,111

Paper & Forest Products - 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	100,000		114,216
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	200,000		213,400	(a)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	130,000		136,370	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	20,000		17,550	(a)

Total Paper & Forest Products					481,536

TOTAL MATERIALS					3,775,853

TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 3.2%
Axtel SAB de CV, Senior Secured Notes, Step bond	7.000%	1/31/20	40,000		37,400	(a)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	110,000		119,900	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	100,000		107,000
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	120,000		121,200
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	100,000		88,000	(a)
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	40,000		39,800	(a)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	200,000		221,000	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	100,000	EUR	153,889	(a)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	10,000		10,627
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	10,000		10,526
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	285,000		321,747
Windstream Corp., Senior Notes	7.750%	10/1/21	50,000		51,625	(a)

Total Diversified Telecommunication Services					1,282,714

Wireless Telecommunication Services - 1.9%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	200,000		207,000	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	172,413	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Wireless Telecommunication Services - continued
SoftBank Corp., Senior Notes	4.500%	4/15/20	200,000		$192,200	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		203,250

Total Wireless Telecommunication Services					774,863

TOTAL TELECOMMUNICATION SERVICES					2,057,577

UTILITIES - 2.5%
Electric Utilities - 0.4%
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	70,000		70,210	(a)
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		50,509
Pacific Gas & Electric Co., Senior Notes	4.600%	6/15/43	20,000		18,645

Total Electric Utilities					139,364

Gas Utilities - 0.9%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	200,000		204,500	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000		173,000	(a)

Total Gas Utilities					377,500

Independent Power Producers & Energy Traders - 0.8%
AES Gener SA, Notes	5.250%	8/15/21	100,000		99,566	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	70,000		70,350
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		106,857	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	50,000		52,687

Total Independent Power Producers & Energy Traders					329,460

Water Utilities - 0.4%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	100,000	GBP	174,437	(a)

TOTAL UTILITIES					1,020,761

TOTAL CORPORATE BONDS & NOTES (Cost - $22,591,651)					22,481,184

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step bond (Cost - $6,976)	7.000%	1/31/20	45,600	MXN	4,877	(a)

MORTGAGE-BACKED SECURITIES - 4.1%
FHLMC - 0.4%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	10/1/26-8/1/42	151,250		155,867

FNMA - 3.0%
Federal National Mortgage Association (FNMA)	2.500%	10/16/28	300,000		301,688	(e)
Federal National Mortgage Association (FNMA)	3.500%	10/16/28-10/10/43	700,000		716,297	(e)
Federal National Mortgage Association (FNMA)	4.000%	10/10/43	200,000		209,781	(e)

Total FNMA					1,227,766

GNMA - 0.7%
Government National Mortgage Association (GNMA)	3.000%	10/21/43	300,000		295,734	(e)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $1,651,219)					1,679,367

SOVEREIGN BONDS - 33.9%
Brazil - 3.5%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	200,000		200,600	(a)
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	2,928,000	BRL	1,223,436

Total Brazil					1,424,036

Germany - 16.9%
Bundesobligation, Bonds	2.250%	4/10/15	1,460,000	EUR	2,038,252
Bundesobligation, Bonds	2.000%	2/26/16	500,000	EUR	705,363

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Germany - continued
Bundesobligation, Bonds	0.500%	2/23/18	590,000	EUR	$793,911
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	1,045,000	EUR	1,608,498
Bundesrepublik Deutschland, Bonds	3.250%	7/4/21	1,100,000	EUR	1,701,981

Total Germany					6,848,005

Indonesia - 0.4%
Republic of Indonesia, Notes	5.250%	1/17/42	200,000		169,500	(a)

Mexico - 2.7%
Mexican Bonos, Bonds	8.000%	6/11/20	5,680,000	MXN	493,872
Mexican Bonos, Bonds	6.500%	6/9/22	7,803,400	MXN	617,251

Total Mexico					1,111,123

Poland - 2.0%
Republic of Poland, Bonds	5.250%	10/25/17	2,330,000	PLN	788,530

Russia - 2.2%
Russian Federal Bond, Bonds	7.400%	6/14/17	4,919,000	RUB	155,458
Russian Federal Bond, Bonds	7.600%	7/20/22	5,930,000	RUB	188,049
Russian Foreign Bond - Eurobond, Senior Bonds	4.875%	9/16/23	200,000		204,500	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	298,000		351,187	(a)

Total Russia					899,194

South Africa - 0.9%
Republic of South Africa, Bonds	10.500%	12/21/26	2,960,000	ZAR	354,714

Turkey - 1.8%
Republic of Turkey, Bonds	9.500%	1/12/22	580,000	TRY	294,300
Republic of Turkey, Bonds	7.100%	3/8/23	470,000	TRY	204,747
Republic of Turkey, Senior Bonds	5.625%	3/30/21	100,000		103,900
Republic of Turkey, Senior Notes	7.000%	3/11/19	100,000		112,650

Total Turkey					715,597

United Kingdom - 2.3%
United Kingdom Gilt, Bonds	1.000%	9/7/17	580,000	GBP	931,047	(a)

Venezuela - 1.2%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	588,000		488,922	(a)

TOTAL SOVEREIGN BONDS (Cost - $13,972,933)					13,730,668

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 3.7%
U.S. Government Obligations - 3.7%
U.S. Treasury Bonds	3.125%	2/15/43	1,390,000		1,245,354
U.S. Treasury Bonds	2.875%	5/15/43	80,000		67,900
U.S. Treasury Notes	0.750%	10/31/17	30,000		29,587
U.S. Treasury Notes	1.250%	10/31/19	50,000		48,555
U.S. Treasury Notes	2.000%	2/15/22	110,000		106,932

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $1,696,824)					1,498,328

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.1%
U.S. Dollar/Eurodollar, Call @ $1.34 (Cost - $31,310)		11/27/13	3,270,000		25,638

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $39,950,913)					39,420,062

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL MULTI-SECTOR FUND

Schedule of Investments (unaudited) (cont’d)	September 30, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
SHORT-TERM INVESTMENTS - 3.7%
Time Deposits - 3.7%
Commerzbank AG	0.030%	10/1/13	501,027	$501,027
ING Bank	0.060%	10/1/13	500,928	500,928
Royal Bank of Scotland PLC	0.080%	10/1/13	500,838	500,838

TOTAL SHORT-TERM INVESTMENTS (Cost - $1,502,793)				1,502,793

TOTAL INVESTMENTS - 101.0% (Cost - $41,453,706#)				40,922,855
Liabilities in Excess of Other Assets - (1.0)%				(392,190)

TOTAL NET ASSETS - 100.0%				$40,530,665

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
RUB	— Russian Ruble
TRY	— Turkish Lira
ZAR	— South African Rand

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Multi-Sector Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$22,481,184	—	$22,481,184
Convertible bonds & notes	—	4,877	—	4,877
Mortgage-backed securities	—	1,679,367	—	1,679,367
Sovereign bonds	—	13,730,668	—	13,730,668
U.S. government & agency obligations	—	1,498,328	—	1,498,328
Purchased options	—	25,638	—	25,638

Total long-term investments	—	$39,420,062	—	$39,420,062

Short-term investments†	—	1,502,793	—	1,502,793

Total investments	—	$40,922,855	—	$40,922,855

Other financial instruments:
Futures contracts	$19,761	—	—	$19,761
Forward foreign currency contracts	—	$111,731	—	111,731

Total other financial instruments	$19,761	$111,731	—	$131,492

Total	$19,761	$41,034,586	—	$41,054,347

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$46,485	—	—	$46,485
Forward foreign currency contracts	—	$408,794	—	408,794
Credit default swaps on credit indices - buy protection‡	—	28,017	—	28,017

Total	$46,485	$436,811	—	$483,296

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the

Notes to Schedule of Investments (unaudited) (continued)

collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Notes to Schedule of Investments (unaudited) (continued)

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of September 30, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Notes to Schedule of Investments (unaudited) (continued)

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2013, the Fund held forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $436,811. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At September 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$876,129
Gross unrealized depreciation	(1,406,980)

Net unrealized depreciation	$(530,851)

At September 30, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	5	12/13	$621,071	$631,953	$10,882
United Kingdom Long Gilt Bonds	4	12/13	705,510	714,389	8,879

					19,761

Contracts to Sell:
Euro Bobl	20	12/13	3,328,509	3,366,974	(38,465)
U.S. Treasury 5-Year Notes	18	12/13	2,170,824	2,178,844	(8,020)

					(46,485)

Net unrealized loss on open futures contracts					$(26,724)

At September 30, 2013, the Fund held TBA securities with a total cost of $1,490,465.

During the period ended September 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	6	$6,199
Options closed	(6)	(6,199)
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of September 30, 2013	—	—

At September 30, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counter Party	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	JPMorgan Chase Bank	590,000	$264,385	10/31/13	$20,483
Indian Rupee	Citibank N.A.	21,890,000	346,821	10/31/13	(15,837)
Indian Rupee	JPMorgan Chase Bank	20,320,000	321,946	10/31/13	(15,428)
British Pound	JPMorgan Chase Bank	110,000	178,019	11/15/13	6,499
British Pound	JPMorgan Chase Bank	100,000	161,836	11/15/13	5,703
Euro	Deutsche Bank AG	1,597,153	2,160,954	11/15/13	44,383
Euro	JPMorgan Chase Bank	180,000	243,541	11/15/13	6,433
Euro	UBS AG	144,318	195,262	11/15/13	3,475
Norwegian Krone	Deutsche Bank AG	5,110,000	848,406	11/15/13	(3,373)
Singapore Dollar	HSBC Bank	33,507	26,710	11/15/13	286

					52,624

Contracts to Sell:
Brazilian Real	Barclays Bank PLC	1,004,000	449,903	10/31/13	5,013
Brazilian Real	JPMorgan Chase Bank	590,000	264,385	10/31/13	(7,919)
Indian Rupee	Citibank N.A.	16,100,000	255,085	10/31/13	(8,889)

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Counter Party	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Australian Dollar	HSBC Bank	920,000	$855,802	11/15/13	$(20,617)
British Pound	Barclays Bank PLC	300,000	485,507	11/15/13	(25,162)
British Pound	Citibank N.A.	100,000	161,835	11/15/13	(6,849)
British Pound	JPMorgan Chase Bank	1,104,736	1,787,855	11/15/13	(99,478)
British Pound	Royal Bank of Canada	180,000	291,304	11/15/13	(13,405)
Euro	Barclays Bank PLC	600,000	811,802	11/15/13	(14,327)
Euro	Citibank N.A.	245,645	332,358	11/15/13	(6,416)
Euro	HSBC Bank	3,047,560	4,123,360	11/15/13	(70,590)
Euro	JPMorgan Chase Bank	100,000	135,300	11/15/13	(2,631)
Euro	JPMorgan Chase Bank	3,101,460	4,196,287	11/15/13	(80,290)
Euro	UBS AG	100,000	135,300	11/15/13	(1,861)
Japanese Yen	HSBC Bank	40,180,000	408,870	11/15/13	597
Polish Zloty	JPMorgan Chase Bank	1,277,728	408,087	11/15/13	(7,351)
Polish Zloty	JPMorgan Chase Bank	1,297,401	414,370	11/15/13	(8,371)
South African Rand	Bank of America, N.A.	995,000	98,478	11/15/13	3,962
South African Rand	JPMorgan Chase Bank	2,206,224	218,356	11/15/13	318
Turkish Lira	Citibank N.A.	560,000	275,043	11/15/13	5,490
Turkish Lira	Royal Bank of Canada	527,736	259,196	11/15/13	9,089

					(349,687)

Net unrealized loss on open forward foreign currency contracts					$(297,063)

At September 30, 2013, the Fund held the following open OTC swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit iTraxx Europe Crossover Index)	$425,000	6/20/18	5.000% quarterly	$(28,017)	$(4,927)	$(23,090)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2013.

		Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Purchased Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	—	$19,761	$(46,485)	—	—	—	$(26,724)
Foreign Exchange Risk	$25,638	—	—	$111,731	$(408,794)	—	(271,425)
Credit Risk	—	—	—	—	—	$(28,017)	$(28,017)

Total	$25,638	$19,761	$(46,485)	$111,731	$(408,794)	$(28,017)	$(326,166)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$33,678
Written options†	638
Futures contracts (to buy)	1,750,588
Futures contracts (to sell)	4,399,398
Forward foreign currency contracts (to buy)	6,788,966
Forward foreign currency contracts (to sell)	14,290,595

Average Notional Balance
Credit default swap contracts (to buy protection)	$425,000

†	At September 30, 2013, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2013